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                                                                   Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation in the Prospectuses constituting part of the Registration Statements on Forms S-8 and S-3 (Nos. 333-43875, 333-42123, 33-54390, 33-38836 and 333-05911) of
UST Corp. of our report dated January 23, 1998 relating to the consoldiated financial statements of Somerset Savings Bank as of December 31, 1997 and 1996 and for each of the years in the the three year period ended December 31, 1997, which appears in the Current Report on Form 8-K of UST Corp. dated April 23, 1998.

                                       Wolf & Company, P.C.

Boston, Massachusetts
April 23, 1998



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